EXHIBIT 99.2

First Quarter 2020 Financial Results

May 6, 2020

©2019 3D Systems, Inc. | All Rights Reserved.

3D SYSTEMS
Additive Manufacturing Solutions

Welcome and Participants

Vyomesh Joshi

President and Chief Executive Officer

Todd Booth

Executive Vice President and Chief Financial Officer

Andrew Johnson

Executive Vice President and Chief Legal Officer

Melanie Solomon

Investor Relations

To participate via phone, please dial:

1-201-689-8345

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Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

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COVID-19 Response: Face Shield Frame



Our employees wanted to focus on a high impact way to help healthcare workers on the front lines

- Designed and developed in 2 days
- Our printers can print 100 face shields every 24 hours
- Gave the data file to the community to print on their own SLS printer
  - 300 downloads in the first 24 hours
- Printed on medical grade nylon 12

6

COVID-19 Response: Venturi Valve



In a hospital in Italy, urgently needed Venturi Valves were in low supply and traditional OEMs were not able to supply them in such a short time

- Customer Lonati SpA reverse-engineered, prototyped, tested and printed 100 valves in 3 days
- Using SLS ProX 6100
- Printed on medical grade nylon

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COVID-19 Response: Ventilator Parts



Multiple ventilator projects ongoing around the world and in hospitals, including with the NHS in U.K.



Photo credit: Demcon

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COVID-19 Response: Lung Ultrasound


0
5
10



New Ultrasound Module to train physicians on COVID-19 diagnosis through lung ultrasound

- Physicians can immediately diagnose and monitor patients at the point of care
- Module has already been deployed globally and was received enthusiastically

9

COVID-19 Response: CPAP Mask Adapter



As the general trend is moving from ventilator to CPAP masks, hospitals need to have adapter components

- A typical 1-2 month project was done in 1 day
- Unit build time just over 1 hour
- Using Figure 4 standalone printer
- Printed on PRO BLK-10 material

10

COVID-19 Response: Nasal Swabs



With known shortages of diagnostic tools such as nasal swabs, our customers have been looking at repurposing dental and industrial DLP system/Figure 4 printers to 3D print nasal swabs

- Using dental and industrial grade resins and medical grade nylon 12
- Demonstrated ability to produce over 18,000 swabs per week per Figure 4 printer
- Interest from both hospitals and OEMs

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COVID-19 Impact to 3D Systems

- End user demand - overall capex spend is down in the industries we serve, affecting demand for new hardware and associated software licenses
- Dental market - demand has slowed for elective procedures
- Supply chain disruption - facilities in China could not operate for a period of time, limited capacity in Europe
- Services - could not dispatch service technicians because customer sites were closed

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First Quarter Summary

- GAAP revenue of $134.7 million, decrease of 11% YoY
  - Materials flat YoY

- GAAP gross profit margin of 42.4% and non-GAAP gross profit margin of 43.1%
  - Materials margin of 69%

- GAAP loss of $0.17 per share and non-GAAP loss of $0.04 per share
  - Tax benefit of $3.2M related to CARES Act

- Reduced operating expenses by 13% YoY; shut down On Demand Brazil operations

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Second Quarter Focus

- Actions taken on cost optimization
  - Executive and Director pay cuts of 10%
  - Temporary employee furloughs of 2 weeks on average
  - Pushed out some R&D programs
  - Reduced hiring significantly

- Balance between near-term cost savings and being prepared when the market comes back

- Focused on generating revenue, reducing operating expenses and preserving cash

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GAAP Operating Results

(in millions, except per share amounts)	First Quarter 2020	First Quarter 2019	Y/Y Better/ (Worse)
Revenue	$ 134.7	$ 152.0	(11.4) %
Gross Profit	57.1	65.7	(13.0) %
Gross Profit Margin	*42.4 %*	*43.2 %*	(80) bps
SG&A	56.1	65.1	13.8 %
R&D	19.2	21.9	12.1 %
Operating Expenses	75.4	87.0	13.4 %
% of Revenue	*55.9 %*	*57.2 %*	
Operating Loss	(18.2)	(21.3)	14.6 %
% of Revenue	*(13.5) %*	*(14.0) %*	
Net Loss per 3D Systems	$ (18.9)	$ (24.4)	22.5 %
% of Revenue	*(14.0) %*	*(16.0) %*	
Loss Per Share	$ (0.17)	$ (0.22)	22.7 %

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Non-GAAP Financial Measures

(in millions, except per share amounts)	First Quarter 2020	First Quarter 2019	Y/Y Better/ (Worse)
Non-GAAP R&D Expense	$ 19.1	$ 21.9	12.8 %
Non-GAAP SG&A Expense	43.9	51.0	13.9 %
Non-GAAP Operating Expenses	**$ 63.0**	**$ 72.9**	13.6 %
Non-GAAP Net income (loss) attributable to 3D Systems Corporation	$ (4.5)	$ (10.1)	55.4 %
Non-GAAP Net income (loss) per share available to 3D Systems Corporation common stockholders - basic and diluted	**$ (0.04)**	**$ (0.09)**	55.6 %

We use non-GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non-GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on our financial results. See appendix for reconciliation of non-GAAP items.

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Revenue

Printer Revenue


29.9
19.3
(35.5)%
Q1 2019
Q1 2020

Materials Revenue


41.4
41.4
(0.1)%
Q1 2019
Q1 2020

Healthcare Revenue


50.0
46.3
(7.3)%
Q1 2019
Q1 2020

On Demand Revenue


22.6
19.7
(12.8)%
Q1 2019
Q1 2020

Software Revenue


23.0
21.2
(7.7)%
Q1 2019
Q1 2020

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Gross Profit and Margin

- GAAP GPM was 42.4% and non-GAAP GPM was 43.1%



50.0%
47.5%
45.0%
42.5%
40.0%
$100
$80
$60
$40
$20
$0
$ in millions
Q1 2019
Q2 2019
3Q 2019
Q4 2019
Q1 2020
GAAP Gross Profit
GAAP GPM
Non-GAAP GPM

See appendix for a reconciliation of non-GAAP operating expenses.

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Operating Expenses

- GAAP operating expenses decreased 13.4% and non-GAAP operating expenses decreased 13.6% compared to the first quarter of the prior year
- Decreases in both SG&A and R&D
- Continued focus on reducing cost structure



$ in millions
$100
$80
$60
$40
$20
$0
$87.0
$72.9
$92.5
$71.7
$79.2
$69.3
$76.5
$66.4
75.4
$63.0
Q1 2019
GAAP
Non-GAAP
Q2 2019
GAAP
Non-GAAP
Q3 2019
GAAP
Non-GAAP
Q4 2019
GAAP
Non-GAAP
Q1 2020
GAAP
Non-GAAP
R&D
SG&A

See appendix for a reconciliation of non-GAAP operating expenses.

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Balance Sheet and Cash

- Ended Q1 with $112.8 million of cash and cash equivalents
- Used $2.3 million of cash from operations, generated $1.2 million dollars of cash from financing activities, and paid $4.4 million for capital expenditures
- As of today we have not drawn on our revolver
- Focused on preserving cash along with reducing cost and working capital

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Thoughts on 2020

- Our business is sound and our products are relevant, but our near-term results will continue to be impacted by the COVID-19 pandemic
- Remain focused on cash generation and optimizing costs
- Good progress on CEO search
- As a leader in additive manufacturing and healthcare applications, we are helping healthcare professionals and companies bridge the manufacturing gap and accelerate new design ideas
- Clear value proposition demonstrated by the speed of our technology to produce necessary supplies provides confidence in our long-term potential

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GAAP Revenue Summary by Category

(in millions)		Q1 2020		Q4 2019		Q1 2019	Sequential Better/ (Worse)	Y/Y Better/ (Worse)
Printers	$	19.3	$	33.6	$	29.9	(42.6) %	(35.5) %
Software Products		10.8		14.5		12.2	(25.5) %	(11.5) %
Other Products		7.4		10.9		8.9	(32.1) %	(16.9) %
Total Products		**37.4**		**59.0**		**50.9**	**(36.6) %**	**(26.5) %**
Total Materials		**41.4**		**45.0**		**41.4**	**(8.0) %**	**— %**
On Demand Manufacturing		19.7		23.0		22.6	(14.3) %	(12.8) %
Software Services		10.4		11.3		10.8	(8.0) %	(3.7) %
Other Services		25.8		26.4		26.3	(2.3) %	(1.9) %
Total Services		**55.9**		**60.6**		**59.6**	**(7.8) %**	**(6.2) %**
Total Revenue	**$**	**134.7**	**$**	**164.6**	**$**	**152.0**	**(18.2) %**	**(11.4) %**
Software	$	21.2	$	25.8	$	23.0	(17.8) %	(7.8) %
Healthcare	$	46.3	$	54.9	$	50.0	(15.7) %	(7.4) %

* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

28

Non-GAAP Reconciliation - EPS

First Quarter Non-GAAP Earnings (Loss) per Share

(in millions, except per share amounts)	Quarter Ended March 31, 2020		2019
GAAP Net loss attributable to 3D Systems Corporation	$	(18.9)	$ (24.4)
Adjustments:			
Amortization, stock-based compensation & other [1]		10.7	12.2
Legal, acquisition and divestiture related [2]		0.4	0.4
Cost optimization plan, including severance costs [3]		2.3	1.7
Impairment of cost-method investments [4]		1.1	—
Non-GAAP net income attributable to 3D Systems Corporation	**$**	**(4.5)**	**$ (10.1)**
Non-GAAP net income per share available to 3D Systems common stock holders - basic and diluted [5]	**$**	**(0.04)**	**$ (0.09)**

[1] For the quarter ended March 31, 2020, the adjustment included $0.1 in COGS and $10.6 in SG&A. For the quarter ended March 31, 2019, the adjustment included $0.1 in COGS and $12.1 in SG&A.

[2] For the quarter ended March 31, 2020, the adjustment included $0.1 in COGS and $0.2 in SG&A. For the quarter ended March 31, 2019 the adjustment included $(1.8) in Revenue, $1.9 in COGS,$0.7 in SG&A, and $(0.5) in other income (expense).

[3] For the quarter ended March 31, 2020, the adjustment included $0.7 in COGS $1.5 , iin SG&A and $0.1 in R&D. For the quarter ended March 31, 2019, the adjustment included $0.4 in COGS and $1.2 in SG&A.

[4] For the quarter March 31, 2020 the adjustment included $1.1 in interest and other income (expense), net, respectively.

[5] Denominator based on weighted average shares used in the GAAP EPS calculation.

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - Revenue

2020 Non-GAAP Revenue

		Quarter Ended
(in millions)		March 31
GAAP Revenue	$	134.7
Adjustments:		
Legal, acquisition and divestiture related		—
Non-GAAP Revenue	$	134.7

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - GP and GPM

2020 Non-GAAP Gross Profit & Margin

(in millions)		Quarter Ended March 31
GAAP Gross Profit	$	57.1
GAAP Gross Profit Margin		*42.4 %*
Adjustments:		
Amortization, stock-based compensation & other		0.1
Legal, acquisition and divestiture related		0.1
Cost optimization plan, including severance costs		0.7
Non-GAAP Gross Profit	$	58.0
Non-GAAP Gross Profit Margin		*43.1 %*

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - Operating Expense

2020 Non-GAAP Operating Expenses

	Quarter Ended
(in millions)	March 31
GAAP R&D Expenses	**$ 19.2**
GAAP SG&A Expenses	**56.1**
GAAP Operating Expenses	**75.4**
Adjustments to R&D Expenses:	
Cost optimization plan	0.1
Non-GAAP R&D Expenses	**19.1**
Adjustments to SG&A Expenses:	
Amortization, stock-based compensation & other	10.6
Legal, acquisition and divestiture related	0.2
Cost optimization plan, including severance costs	1.5
Total Adjustments to SG&A Expenses	12.2
Non-GAAP SG&A Expenses	**43.9**
Non-GAAP Operating Expenses	**$ 63.0**

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - Revenue

Full Year 2019 Non-GAAP Revenue

	2019				
	Quarter Ended				Year Ended
(in millions)	March 31	June 30	September 30	December 31	December 31
GAAP Revenue	$ 152.0	$ 157.3	$ 155.3	$ 164.6	$ 629.1
Adjustments:					
Legal, acquisition and divestiture related	(1.8)	(0.9)	(0.2)	—	(2.8)
Non-GAAP Revenue	$ 150.2	$ 156.4	$ 155.1	$ 164.6	$ 626.2

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - GP and GPM

Full Year 2019 Non-GAAP Gross Profit & Margin

	2019				
	Quarter Ended				Year Ended
(in millions)	**March 31**	**June 30**	**September 30**	**December 31**	**December 31**
GAAP Gross Profit	$ 65.7	$ 73.3	$ 67.3	$ 71.8	$ 278.0
GAAP Gross Profit Margin	*43.2 %*	*46.6 %*	*43.3 %*	*43.6 %*	*44.2 %*
Adjustments:					
Amortization, stock-based compensation & other	0.1	0.1	0.1	0.1	0.4
Legal and acquisition-related	0.1	0.4	0.5	0.1	1.2
Cost optimization plan	0.4	0.3	1.0	—	1.8
Non-GAAP Gross Profit	$ 66.4	$ 74.2	$ 68.9	$ 72.0	$ 281.5
Non-GAAP Gross Profit Margin	*44.2 %*	*47.4 %*	*44.4 %*	*43.8 %*	*45.0 %*

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - Operating Expense

Full Year 2019 Non-GAAP Operating Expenses

	2019				
	Quarter Ended				Year Ended
(in millions)	March 31	June 30	September 30	December	December
GAAP R&D Expenses	$ 21.9	$ 20.8	$ 20.9	$ 17.1	$ 80.8
GAAP SG&A Expenses	65.1	71.7	58.3	59.3	254.4
GAAP Operating Expenses	87.0	92.5	79.2	76.5	335.1
Adjustments to R&D Expenses:					
Cost optimization plan	—	0.3	—	—	0.3
Non-GAAP R&D Expenses	21.9	20.5	20.9	17.1	80.5
Adjustments to SG&A Expenses:					
Amortization, stock-based compensation & other	12.1	12.5	10.8	8.1	43.4
Legal and acquisition-related	0.7	4.6	(1.2)	1.4	5.5
Cost optimization plan	1.2	3.3	0.4	0.6	5.6
Total Adjustments to SG&A Expenses	14.1	20.4	10.0	10.1	54.5
Non-GAAP SG&A Expenses	51.0	51.2	48.3	49.2	199.8
Non-GAAP Operating Expenses	$ 72.9	$ 71.7	$ 69.3	$ 66.4	$ 280.3

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* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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